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                                                                   EXHIBIT 10.38

                                 EATERIES, INC.

                            STOCK PURCHASE AGREEMENT

        This Stock Purchase Agreement (the "Agreement") is entered into as of February 17, 1999, by and among Eateries, Inc., an Oklahoma corporation (the "Company"), as buyer, and Astoria Capital Partners, L.P., a California limited partnership ("Astoria"), Montavilla Partners, L.P., a California limited partnership ("Montavilla"), and MicroCap Partners L.P., a North Carolina limited partnership ("MicroCap"), as sellers. Astoria, Montavilla, and MicroCap are collectively referred to herein as "Sellers," and each is sometimes individually referred to as a Seller.

                                   RECITALS:

        A. Each Seller owns the number of shares of Common Stock (par value $.002 per share) of the Company ("Common Stock"), set forth opposite its name on the signature page hereto. The aggregate shares of such Common Stock so held by the Sellers are referred to herein as the "Shares."

        B. The Company wishes to purchase all of the Shares and each Seller wishes to sell the Shares it owns, on the terms and subject to the conditions set forth in this Agreement.

        In consideration of the mutual covenants and conditions herein contained, the parties hereto agree as follows:

                                   AGREEMENT

               1.     PURCHASE AND SALE OF SHARES.

                      a. Purchase of Shares. The Company hereby agrees to purchase from each Seller and each Seller hereby agrees to sell to the Company, the number of shares of Common Stock set forth opposite its name on the signature page hereto for a purchase price per share of $5.125.

                      b. Closing. The purchase and sale of the Shares (the "Closing") shall take place as soon as practicable after the time the last of the parties hereto to execute and deliver this Agreement to the other party has effected such execution and delivery. At the time of Closing or as soon as practicable thereafter, each Seller shall either deliver to the Company a certificate or certificates representing the Shares to be sold by such Seller or cause that number of Shares to be transferred by book entry through the facilities of the Depository Trust Company to an account designated in writing by the Company and the Company shall deliver to each such Seller the aggregate purchase price for the Shares sold by such Seller by wire transfer or by a check payable to such Seller. The obligations of each party hereunder to effect such delivery and payment shall be unconditional as of the time of the Closing.


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               2. REPRESENTATIONS AND WARRANTIES OF SELLERS. Each Seller hereby represents and warrants to the Company with respect to the sale of the Shares as follows:

                      a. Experience. Such Seller is experienced in purchasing and selling investments in small capitalization companies such as the Company, and it has fully evaluated the advisability of selling the Shares.

                      b. Organization and Authority of the Sellers. Such
Seller:

                             (1) is a partnership duly organized, validly
existing, authorized to exercise all its corporate powers, rights and privileges and in good standing in the state or jurisdiction of its incorporation; and

                             (2) has the partnership power and authority to
carry on its business as presently conducted and as proposed to be conducted.

                      c. Authority. Such Seller has all rights, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and this Agreement, once executed by the Company and such Seller, will constitute legally binding valid obligations of such Seller, enforceable in accordance with its terms, such enforceability being subject only to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                      d. Ownership. Such Seller has, and at the Closing shall have, good and marketable title to the Shares to be sold by it and full, complete and unrestricted legal right, power and authority to transfer, assign and deliver title to such Shares free and clear of all liens, mortgages, charges, liabilities, claims, security interests or encumbrances of every type whatsoever. The sale, conveyance, transfer and delivery of such Shares by such Seller to the Company pursuant to this Agreement will transfer full legal and equitable right, title and interest in such Shares to the Company, free and clear of all liens, mortgages, charges, claims, liabilities, security interests and encumbrances of any nature whatsoever.

                      e. No Conflict. The execution and delivery of the Agreement do not, and the consummation of the transactions contemplated hereby and the performance of the obligations hereunder will not, conflict with, or result in any violation of, or default (with or without notice or lapse in time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Agreement of Limited Partnership of such Seller.

               3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Seller as follows:

                      a. Corporate Organization and Authority of the Company. The Company and each of its subsidiaries:



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                             (1) is a corporation duly organized, validly
existing, authorized to exercise all its corporate powers, rights and privileges and in good standing in the state or jurisdiction of its incorporation;

                             (2) has the corporate power and authority to own
and operate its properties and to carry on its business as presently conducted and as proposed to be conducted; and

                             (3) is qualified to do business as a foreign
corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the business, properties or financial condition of the Company and its subsidiaries, taken as a whole. The Company has made available to Sellers true and correct copies of its Certificate of Incorporation and Bylaws as amended.

                      b. Corporate Power. The Company has taken or will have taken, prior to the Closing, such action as may be required to enable it to purchase the Shares as contemplated by this Agreement in compliance with applicable restrictions on purchases imposed by applicable corporate law. Subject to completion of the foregoing, the Company will have at a Closing Date all requisite legal and corporate power and authority to execute and deliver the Agreement, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of the Agreement.

                      c. Authorization. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution, delivery and, subject to completion of the actions to be performed pursuant to the first sentence of Section 3.b., the performance by the Company of all its obligations under this Agreement has been taken; and this Agreement, once executed by the Company and Sellers, will constitute legally binding valid obligations of the Company enforceable in accordance with its terms, such enforceability being subject only to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                      d. No Conflict. The execution and delivery of the Agreement do not, and the consummation of the transactions contemplated hereby and, subject to completion of the actions to be performed pursuant to the first sentence of Section 3.b., the performance of the obligations hereunder will not, conflict with, or result in any violation of, or default (with or without notice or lapse in time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation or Bylaws of the Company.

                      e. Accuracy of Reports. The Company's most recently filed Annual Report on Form 10-K, the Quarterly Reports on Form 10-Q for the quarters ended after the end of the year to which such Form 10-K relates, each as filed with the SEC, and all reports required to be filed by the Company thereafter up to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), copies of which have been made available to Sellers, have been duly filed, were in substantial


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compliance with the requirements of their respective report forms, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact nor omitted to state a material fact necessary in order to make the statements made therein in light of the circumstances in which made not misleading. Since the date of the latest of such reports, there has not been any material adverse change in the condition (financial or otherwise) or results of operations of the Company.

                      f. Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement.

                      g. Full Disclosure. The representations and warranties of the Company contained in this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein or therein in light of the circumstances under which they were made not misleading.

                      h. Litigation. Except as disclosed in writing to Sellers, there is no action, proceeding or investigation pending or, to the knowledge of the Company, threatened, or any basis therefor known to the Company that questions the validity of this Agreement or the right of the Company to enter into such agreement, or to consummate the transactions contemplated hereby.

               4.     CONDITIONS TO CLOSING.

                      a. Conditions to Company's Obligations. The obligations of the Company to consummate the purchase of Shares hereunder from any Seller shall be subject to the conditions that (i) the representations and warranties made by such Seller in this Agreement remain true and correct in all material respects as of the Closing Date, as if made on and as of that date, (ii) such Seller shall have performed in all material respects all of its obligations to be performed at or prior to the Closing Date under this Agreement, and (iii) no court or other government body or public authority shall have issued an order that shall then be in effect restraining or prohibiting the completion of the transactions contemplated by this Agreement.

                      b. Conditions to Sellers' Obligations. The obligations of each Seller to consummate the sale of Shares hereunder shall be subject to the conditions that (i) the representations and warranties made by the Company in this Agreement remain true and correct in all material respects as of the Closing Date, as if made on and as of that date, (ii) the Company shall have performed in all material respects all of its obligations to be performed at or prior to the Closing Date under this Agreement, and (iii) no court or other government body or public authority shall have issued an order that shall then be in effect restraining or prohibiting the completion of the transactions contemplated by this Agreement.


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               5.     MISCELLANEOUS.

                      a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

                      b. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                      c. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                      d. Notices, etc. Any notice and other communications as required or permitted under the Agreement shall be mailed, by registered or certified mail, postage prepaid with return receipt requested, or otherwise delivered by hand, addressed (a) if to a Seller, at such Seller's address set forth on the signature page hereof, or at such other address as such Seller shall have furnished to the Company in writing, or (c) if to the Company, at its address set forth on the signature page hereof, or at such other address as the Company shall have furnished in writing to Sellers.

                      e. Counterparts. This Agreement may be executed in two or more counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                      f. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                      g. Headings. Headings and the table of contents in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

                      h. Survival of Representations and Warranties. The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing; provided however, that such representations and warranties need only be accurate as of the date of such execution and delivery and as of the Closing.

                      i. Amendment of Agreement. Any provision of this Agreement may be modified or amended by a written instrument signed by the Company and by Sellers.



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                      j. Finder's Fees. The Company represents and warrants to
the Sellers, and each Seller represents and warrants to the Company, that no person is entitled, directly or indirectly, to compensation by reason of any contract or understanding with such party, as a finder or broker in connection with the sale and purchase of the Shares hereunder. The Company, on the one hand, and each Seller, on the other hand, will each indemnify the other against all liabilities incurred by the indemnifying party with respect to claims related to investment banking or finders fees in connection with the transactions contemplated by this Agreement, arising out of arrangements between the party asserting such claims and the indemnifying party, and all costs and expenses (including reasonable fees of counsel) of investigating and defending such claims.

The foregoing Stock Purchase Agreement is hereby executed as of the date first above written.

             THE "COMPANY":


EATERIES, INC., an Oklahoma corporation




By:
   -----------------------------
      Vice President


             SELLERS                                 SHARES TO BE SOLD

ASTORIA CAPITAL PARTNERS, a California                     624,700
limited partnership

By: ASTORIA CAPITAL MANAGEMENT, a
California corporation, its General Partner




By:
   -----------------------------
      Richard Koe
Its:  President
      6600 Southwest 92nd Avenue, Suite 370
      Portland, OR 97223




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             SELLERS                                 SHARES TO BE SOLD

MONTAVILLA PARTNERS, L.P., a California
limited partnership                                        72,700


By: ASTORIA CAPITAL MANAGEMENT, a
California corporation, its General Partner



By:
   -----------------------------
      Richard Koe
Its:  President
      6600 Southwest 92nd Avenue, Suite 370
      Portland, OR 97223

MICROCAP PARTNERS L.P., a North Carolina
limited partnership                                       358,800


By: ASTORIA CAPITAL MANAGEMENT, a
California corporation, as attorney-in-fact



By:
   -----------------------------
      Richard Koe
Its:  President
      6600 Southwest 92nd Avenue, Suite 370
      Portland, OR 97223





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